EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gilbert G. Lundstrom, Chairman of the Board and Chief Executive Officer of TierOne Corporation (“Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)	The Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2009 (“Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 5, 2009	By: /s/ Gilbert G. Lundstyrom
Gilbert G. Lundstrom, Chairman of the
Board and Chief Executive Officer